UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 23, 2007

CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-06136

Minnesota	41-0823592
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of principal executive offices)	(Zip Code)

(773) 832-3088
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2007, Corus Bankshares, Inc. (“Corus” or the “Company”) held its 2007 Annual Meeting of Shareholders.  At the meeting, the Company’s shareholders approved the First Amendment of the Corus Bankshares, Inc. 2006 Stock Option Plan, renamed the Corus Bankshares, Inc. Equity Award and Incentive Plan (the “Plan”).   A copy of the Plan that the Company has adopted and intends to apply from time to time with respect to its named executive officers and certain employees is attached as Exhibit 10.

A copy of the Plan was also attached as Exhibit B to the Company’s 2007 Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 12, 2007.

ITEM 9.01:	Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description

10	Corus Bankshares, Inc. Equity Award and Incentive Plan (As Amended)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

April 26, 2007	By:	/s/ Michael E. Dulberg

Michael E. Dulberg
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer and duly authorized Officer of Registrant)